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                                                                    Exhibit 10.1

                                SUPPLY AGREEMENT

            THIS AGREEMENT made as of this 31st day of December, 2004 (the "Effective Date") by and between Vaupell, Inc., a Delaware corporation with a place of business at 15 West Street, West Hatfield, MA 01088 ("Supplier") and MannKind Corporation, a Delaware corporation with a place of business at 1 Casper Street, Danbury, CT 06810 ("Customer"). Supplier and Customer are collectively referred to herein as the "Parties" and individually as a "Party."

                                   WITNESSETH:

            WHEREAS, Customer desires to purchase from Supplier, and Supplier desires to manufacturer and supply to Customer, the product(s) listed on Schedule A attached hereto (the "Products"), subject to and in accordance with the terms of this Agreement;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      1.1 Definitions. For purposes of this Agreement, the following words and phrases shall have the meanings set forth below:

            (a) "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person.

            (b) "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person (whether through the ownership of voting securities, by contract or otherwise); provided, that in each event in which any Person owns directly or indirectly more than 50% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 50% of the ownership interest of any other Person, such Person shall be deemed to control such corporation or other Person.

            (c) "Change in Control" means a change in the control of a Party to this Agreement occurring after the date of execution of this Agreement; provided, however, that, without limitation, a Change in Control shall be deemed to have occurred if any person or entity becomes the beneficial owner, directly or indirectly, of more than 35% of the securities having ordinary voting power for the election of directors or other governing body of a corporation.

            (d) "Confidential Information" means any and all information (in any and every form and media) not generally known in the relevant trade or industry, which was obtained from any Party or any Affiliate thereof in connection with this Agreement or the respective rights

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and obligations of the Parties hereunder, including, without limitation, (a)
information relating to trade secrets of such Party or any Affiliate thereof,
(b) information relating to existing or contemplated products, services, technology, designs, processes, formulae, research and development (in any and all stages) of such Party or any Affiliate thereof, (c) information relating to the Products or any of the patents, trade secrets, know-how, and other technology and information relating to the Products and their design, and (d) information relating to business plans, methods of doing business, sales or marketing methods, customer lists, customer usages and/or requirements and supplier information of such Party or any Affiliate thereof.

            (e) "FCA" means free carrier, as such term is defined in INCOTERMS 2000.

            (f) "FDA" means the United States Food and Drug Administration or any successor agency thereof.

            (g) "Intellectual Property" includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, confidential information, trade secrets, inventions, copyright, industrial designs, know-how, artwork, advertising and packaging information, and the Specifications.

            (h) "Losses" means all losses, liabilities, damages, claims, expenses, suits, recoveries, judgments and fines (including reasonable attorneys' fees and expenses).

            (i) "Person" means any individual, estate, trust, partnership, joint venture, association, firm, corporation or licensee, or governmental body, agency or official, or any other entity.

            (j) "QSR" means the quality system regulation relating to the manufacture of medical devices as described in 21 C.F.R. Parts 808, 821 and 820, together with any other standards of good manufacturing practices provided by Customer to Supplier and approved in writing by Supplier from time to time, which approval will not be unreasonably withheld or delayed..

            (k) "Raw Materials" means all raw materials, supplies, components, packaging materials and labels required to be used in order to manufacture the Products in accordance with the Specifications.

            (l) "Specifications" means the information provided by Customer to Supplier in written, digital or other documental form relating to each Product, including, without limitation, a detailed description of each Product; manufacturing and packaging directions; shipping and storage requirements; protocols for validating processes or equipment to produce Products; and quality control procedures for sampling, testing, documenting and releasing Raw Materials and in-process and finished Products, all as set forth in Schedule B attached hereto and as updated, amended and revised from time to time by Customer.

            (m)   "Term" has the meaning ascribed to such term in Section 7.2.

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      1.2   Headings. The headings used in this Agreement have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

      1.3 Incorporation of Exhibits. The Exhibits attached to this Agreement are incorporated herein and made a part hereof.

                                    ARTICLE 2
                             MANUFACTURE BY SUPPLIER

      2.1 Manufacture and Supply. During the Term, Supplier shall manufacture and supply to Customer the Products listed on Schedule A for the prices specified on Schedule A. Schedule A may be amended from time to time by mutual written agreement to reflect additions, deletions and modifications of Products and the prices of added or modified Products. In performing its obligations under this Section 2.1, Supplier shall purchase Raw Materials, convert such Raw Materials in Products, perform quality control testing and package the Products.

      2.2 Supplier Capacity. At all times during the Term, Supplier agrees to maintain the ability to manufacture with no delay in production all requirements of Customer for Products at a site of the Supplier not then being used to manufacture Products. At any time, and from time to time, but not more frequently than once in every calendar year during the Term, Customer may request in writing that its requirements for Products be manufactured at a site of the Supplier not then being used to manufacture Products (a "New Site") whereupon Supplier shall manufacture such requirements for Products at such New Site until Customer gives a further notice pursuant to this Section that its requirements for Products be manufactured at another New Site.

      2.3 Adherence to Specifications. During the Term, Supplier shall supply the Products in strict accordance with QSR and with the Specifications. No changes to the Specifications shall be effected without the prior written approval of both Parties. Subject to Section 3.2(c), Supplier shall implement agreed-upon changes to the Specifications promptly.

      2.4 Quality Control. Promptly after the Effective Date but in any event prior to the manufacture of Product, Supplier shall set up and maintain a quality control system in conjunction with the Customer. The Parties have included as part of the Specifications certain quality control tests to be implemented by Supplier with respect to the manufacture of the Products. All raw materials and production process variables shall be qualified and maintained within the Specifications as agreed upon by the Parties in writing from time to time hereunder. Supplier shall maintain such written records as are necessary to enable the Parties to monitor these variables and shall supply copies of all laboratory records of quality control testing of the Products to Customer. All quality control tests shall be conducted under appropriate laboratory validation and QSR. Each shipment of Products shipped to Customer by Supplier shall include therewith a letter certifying the tests performed, results obtained and conformity to specifications of the given shipment of Products.

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                                    ARTICLE 3
                              PURCHASE BY CUSTOMER

      3.1 Purchase. During the Term, Customer shall purchase Products from Supplier in accordance with the ordering, lead times, delivery, payment and other provisions hereof.

      3.2 Pricing. The pricing for each Product shall be as set forth on Schedule A and shall be fixed throughout the Term, except as such prices may be adjusted as follows:

            (a) Annual Price Adjustments. On December 1st of each year during the Term, commencing December 1, 2004, Supplier shall give Customer a notice in writing that shall include evidence of any increase or decrease in Supplier's actual costs in the manufacturing of the Products, including, but not limited to costs of Raw Materials (but excluding the cost of resin raw material) and direct labor, if any. On January 1st of each year during the Term, commencing January 1, 2005, either Party may notify the other in writing of any desired change in the price of any of the Products as a result of an increase or decrease in Supplier's actual costs in the manufacturing of the Products. After a Party has received such notice, if such Party does not accept any or all of such price changes, Supplier and Customer shall negotiate in good faith for a period not to exceed ten (10) days. In the absence of agreement regarding any proposed price changes, the prices shall remain unchanged pending resolution pursuant Article
12. Any mutually, agreed-upon change in the price for the Products will be documented in writing signed by Customer and Supplier and will be implemented on the date agreed by the Parties.

            (b) Resin Price Adjustments. Prices of Products shall be subject to adjustment upwards or downwards quarterly based on the increase or decrease in Supplier's actual resin raw material cost per pound relative to such cost at the Effective Date and thereafter at the time of the previous quarterly adjustment (at each interval, the "Previous Resin Cost"). In the event Supplier's actual resin raw material cost increases or decreases from the Previous Resin Cost, Supplier shall notify Customer in writing, stating the amount of the proposed price increase or decrease and including evidence such as copies of invoices from suppliers showing changes in Supplier's actual resin raw material cost. After Customer has received such notice, if Customer does not accept any or all of such price changes, Supplier and Customer shall negotiate in good faith for a period not to exceed ten (10) days. In the absence of agreement regarding any proposed price changes, the prices shall remain unchanged pending resolution pursuant to Article 12. Thereafter, the price for each Product will be correspondingly increased or decreased only by the amount necessary to reflect such resin raw material price increase or decrease and such price change will take effect with the first firm purchase order submitted by Customer following Customer's receipt of the written notice required by this
Section 3.2(b).

            (c) Changes in Specifications. Changes to the Specifications requested by Customer will be implemented following agreement between the Parties regarding changes, if any, to the prices specified in Schedule A. Such price changes will become effective only with respect to orders of Products that are manufactured in accordance with the revised Specifications. Customer will pay to Supplier the cost of any work in process which cannot be manufactured in accordance with the revised Specifications and cannot be returned as Raw Materials as a result of a Customer-directed change in Specifications.

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      3.3   Taxes. The price set forth in Section 3.2 hereof does not include use, sales or other tax of any taxing authority. The amount of such taxes, if any, will be added to the price of the Products in effect at the time of shipment and shall be reflected on the invoices submitted to Customer by Supplier. Customer shall pay the amount of such taxes to Supplier in accordance with the payment provisions relating to shipments of Products. Any claims and Losses for any expenditures which Customer may be required to make as a result of Supplier's failure to pay such taxes to the relevant taxing authority shall be covered by the indemnity contained in Article 13.

                                    ARTICLE 4
                                     ORDERS

      4.1   Orders and Forecasts.

            (a) Forecast. Upon execution of this Agreement, Customer shall submit to Supplier a non-binding forecast of Customer's requirements for Products for the subsequent twelve (12) months, with the first three (3) months covered by a separate firm purchase order. Each quarter thereafter, on a rolling basis, Customer will submit subsequent twelve (12) month forecasts together with a firm purchase order for the next three (3) months.

            (b) Purchase Orders. Each purchase order shall specify (i) the type and quantity of Product, (ii) one or more Product delivery dates, none of which may be earlier than thirty (30) days after the date of the purchase order, unless the parties agree to a shorter delivery period ("Delivery Date(s)"),
(iii) method of shipment and (iv) one or more Product delivery destinations. Supplier shall accept all purchase orders placed under this Agreement which are received by it during the Term, which specify a Delivery Date or Dates within the Term and which otherwise conform to the terms of this Agreement. Supplier shall acknowledge all purchase orders in writing not more than five (5) business days after receipt thereof.

            (c) Cancellation. Customer shall have the right to cancel any purchase order or portion thereof by providing to Supplier written notice (or oral notice, so long as such oral notice is confirmed in writing within ten (10) business days) before the Delivery Date specified in the purchase order; provided, however, that Customer shall promptly, and in any event within thirty
(30) days after the applicable Delivery Date upon invoice from Supplier, (i) `take delivery of any finished Product completed by Supplier under such purchase order at the time of cancellation notice, (ii) pay to Supplier the cost of any work in process which cannot be returned as Raw Materials, (iii) pay to Supplier the cost for any Raw Materials purchased by Supplier to fulfill such purchase order which cannot be returned by Supplier and (iv) reimburse Supplier for any restocking charges paid by Supplier on account of any returned Raw Materials; provided that such Raw Materials and finished Product were produced or purchased by Supplier in good faith to meet the intended requirements of such purchase order.

            (d) Excess Quantities. Customer may submit a purchase order for quantities in excess of the quantities specified in Customer's most recent forecast, and Supplier shall accept and satisfy such orders subject to Supplier's available production capacity and reasonably adequate lead times.

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      4.2   Inventory Position. Supplier shall maintain and manage such quantity of finished Product inventory as determined by Customer from time to time (not to exceed one calendar quarter of finished Product inventory), based on Customer's purchase orders, at Supplier's facility or at Customer's facility in Danbury, Connecticut at Supplier's sole expense. The Parties' intention in maintaining such an inventory is to enable Supplier to decrease lead times required for completing Product orders and to enable Customer to meet unforeseeable sales requirements.

      4.3 Process Improvements. Supplier acknowledges that Customer may assess the feasibility of the procedures known in the industry as "just in time" manufacturing and "electronic data interchange" and other process improvements with respect to product orders, forecasts, and inventory positions. Should Customer desire to implement "just in time" manufacturing and electronic data interchange procedures and other process improvements, Supplier shall cooperate in good faith to implement such procedures and the parties shall amend this Agreement as appropriate.

                                    ARTICLE 5
                              PAYMENT AND SECURITY

      5.1   Invoices. Customer shall pay Supplier for each order within thirty
(30) days after receipt of Supplier's invoice. If Customer pays any invoice within ten (10) days after invoice date, then Customer shall be permitted to take a two percent (2.0%) discount from the total invoice amount. Supplier will issue invoices upon shipment, except in the event that a purchase order specifies that delivery will be made in installments, Supplier shall invoice Customer, and Customer shall be liable for payment, only with respect to Products actually delivered in each installment.

      5.2 Payment Dispute. In the event of a dispute regarding payment, the prevailing Party shall be entitled to recover from the other all costs and expenses, including attorneys' fees, reasonably incurred by such party in the resolution of any dispute hereunder including: in the case of the Supplier, the collection of any unpaid invoice which is not the subject of a good faith dispute. During the period of any payment delinquency by Customer of more than 60 days, which delinquency is not the subject of a good faith dispute, Supplier may suspend further supply of Products to Customer until such delinquency is corrected. Any delinquent amount shall bear interest at a compounded rate of four percent (4%) per annum until paid in full.

                                    ARTICLE 6
                             DELIVERY AND INSPECTION

      6.1 Delivery. Delivery will be FCA Supplier's place of business in West Hatfield, Massachusetts. All Products shall be deemed delivered and subject to Customer's dominion and control when placed in the possession of the carrier, packed and ready for shipment. All risk of loss or damage to the Products from any cause whatsoever shall be borne by Supplier until delivery of the Products to, and acceptance by, the carrier at the FCA point, at which time title and risk of loss shall transfer to Customer. Supplier shall cooperate with Customer in the documentation and proof of loss claims promptly presented by Customer to the appropriate carrier and/or insurer.

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      6.2   Shipping Instructions and Charges. Supplier will pack and ship
Products in accordance with the Specifications; provided, however, that, in the absence of specific instructions, Supplier shall pack and ship Products in a manner consistent with Supplier's usual practices, which shall be at least reasonably satisfactory to ensure Products are received undamaged. Supplier shall, in accordance with Customer's instructions and as agent for Customer, and at Customer's expense for out of pocket expenses, obtain any export license or other official authorization and carry out all customs formalities necessary to export the Products. Costs of packing for shipments of Products made under this Agreement are included in the prices set forth in Schedule A. Supplier shall add shipping charges and the cost of any insurance which Customer may request in connection with the Products to the price stated on invoices, and Customer shall pay such charges at the time payment of the price for such Products is due and payable; however, if Customer has specified to Supplier a particular carrier and has provided to Supplier its billing account number, the carrier will invoice Customer directly for shipping charges.

      6.3   Product Deficiencies.

            (a) Inspection. Customer shall have the right to give Supplier written notice of rejection of any shipment of Products that, in whole or in part, deviates from QSR or the Specifications, which notice shall be given within sixty (60) days of the later of (a) discovery of such deviation or (b) the date upon which such deviation could have been discovered with reasonable diligence.

            (b) Determination of Deficiency. At Supplier's request, Customer shall promptly supply either some of the Products that are allegedly defective or some other evidence of deficiency that Supplier may reasonably request. Customer will segregate those Products containing alleged deviations and hold them for a period of at least thirty (30) days for inspection by Supplier. In the event that there is disagreement-between the Parties as to whether the Products deviate from QSR or the Specifications, the Parties shall have such Products tested by a mutually agreed-upon third party and such party's determination as to whether such Products deviate from QSR or the Specifications shall be binding on the Parties hereto. The expense for such testing and for any costs associated with the destruction of such Products shall be borne by Supplier if such third party determines such Products deviated from QSR or the Specifications. The expense for such testing shall be borne by Customer if such third party determines such Products did not deviate from QSR or the Specifications.

            (c) Replacement. Supplier shall replace as soon as reasonably practicable any Products deviating from QSR or the Specifications taking into account Customer's production schedule as communicated pursuant to its purchase orders. Customer shall have the right to setoff any refund due Customer on account of rejected Products against invoices otherwise due or which become due to Supplier. The provisions of this Section 6.3 are in addition to any other rights or remedies of Customer under this Agreement or available under applicable law and shall survive the expiration or termination of this Agreement with respect to Products supplied by Supplier that are received or sold by Customer subsequent to the expiration or termination of this Agreement; provided that Customer, in lieu of having Supplier replace such rejected Products, may elect to have Supplier reimburse Customer for such Products.

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                                    ARTICLE 7
                              TERM AND TERMINATION

      7.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue through December 31, 2009 (the "Initial Term") unless extended or sooner terminated in accordance with this Agreement.

      7.2 Additional Terms. This Agreement shall automatically renew for additional periods of one (1) year each (each a "Renewal Year") unless and until either Customer or Supplier provides written notice to the other at least one hundred eighty (180) days prior to the expiration of the then-current `Term electing to terminate this Agreement at the end of such Term. For purposes of this Agreement, "Term" shall refer collectively to the Initial Term and the Renewal Year(s). Notwithstanding, if Supplier elects to terminate this Agreement and Customer is diligently using reasonable commercial efforts to obtain another supplier of the Products, Suppler shall have an obligation to supply Customer's needs in accordance with the terms hereof until the earlier to occur of (a) Customer obtaining Products acceptable to the FDA for commercial use from another supplier or (b) the expiration of one (1) year from the expiration of the then current Term.

      7.3 Termination. This Agreement may be terminated immediately upon the occurrence of one or more of the following events:

            (a) by Customer or Supplier (i) in the case of a material breach by the other Party of any one or more of the terms of this Agreement (other than a breach resulting from failure of Customer to pay for the Product) which is not remedied within thirty (30) days after receipt of written notice of the breach by the terminating party, or if such breach cannot reasonably be cured within such thirty (30) day period, if the breaching party has failed to commence such cure within such period and diligently prosecute such cure to completion within a reasonable time thereafter; and (ii) in the case of a pattern of persistent material breaches (other than a breach resulting from failure to pay for the Product), regardless of whether such persistent breaches are remedied within thirty (30) days after receipt of written notice of the breach;

            (b) by Customer, in the event Supplier, and by Supplier, in the event Customer, files a petition in bankruptcy or enters into an arrangement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of an order adjudicating it to be bankrupt or insolvent. If this sub-Section applies, then Supplier may immediately require pre-payment in full for all orders prior to shipment;

            (c) by Customer for any reason or no reason upon one hundred eighty days (180) days prior written notice to Supplier; or

            (d) by Customer upon not less than fifteen (15) days prior written notice to Supplier if at any time during the Term of this Agreement Supplier is acquired by or becomes an Affiliate of a competitor of Customer or there is a Change in Control of Supplier.

      7.4 Obligations upon Termination by Supplier. Upon termination by Supplier pursuant to 7.3(a) or (b) or by Customer pursuant to 7.3(c) or (d), Customer shall purchase from

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Supplier all inventories of finished Products at then-current pricing. Supplier shall complete all work in process on purchase orders received prior to termination, which shall also be purchased by Customer in accordance with the applicable purchase order. Supplier shall use commercially reasonable efforts to return Raw Materials in inventory to its suppliers; any Raw Materials that Supplier cannot return or which Supplier cannot use in other Products shall be purchased by Customer from Supplier at Supplier's cost. Customer shall also reimburse Supplier for any restocking charges paid by Supplier on account of any returned Raw Materials. Customer shall remove such inventories of products and Raw Materials and all artwork, advertising and packaging, molds and tooling and other Customer property in its possession or control at its own cost and expense within thirty (30) days following termination. The provisions of this Section
7.4 are in addition to any other rights or remedies of Customer under this Agreement or available under applicable law.

      7.5 Obligations upon Termination by Customer. Upon termination by Customer pursuant to 7.3(a) or (b), Customer may, at its election, purchase from Supplier all inventories of finished Products at then-current pricing. At the request of Customer, Supplier shall complete all work in process on purchase orders received prior to termination, which shall then be purchased by Customer in accordance with the applicable purchase order. Supplier shall use commercially reasonable efforts to return Raw Materials in inventory to its suppliers. Customer shall have no responsibility for any Raw Materials that Supplier cannot return or which Supplier cannot use in other products nor for any restocking charges paid by Supplier on account of any returned Raw Materials. Supplier shall deliver to Customer's designated place of business all inventories of Products and Raw Materials and all artwork, advertising and packaging, molds and tooling and other Customer property in its possession or control at its own cost and expense within thirty (30) days following termination. The provisions of this Section 7.5 are in addition to any other rights or remedies of Customer under this Agreement or available under applicable law.

                                    ARTICLE 8
                                  CO-OPERATION

      8.1 Reviews. At the request of either Party, but at least once per month, Customer and Supplier will hold periodic meetings or conference calls to discuss quality issues, supply chain issues, inventory levels, tool issues, delivery issues, process improvements, non value-added activities and ways to eliminate such activities, communication improvements and any other matter relating to the Product that the requesting Party wishes to discuss.

      8.2   Product Recalls and Returns.

            (a) Product Recalls. Supplier and Customer shall each maintain records as may be necessary to permit a recall or a field correction of any Products delivered to Customer or customers of Customer, effected voluntarily or under a threat of, or a directive by, any governmental or regulatory authority. Each Party shall give notice within one business day by telephone (to be confirmed in writing) to the other Party upon discovery that any Products should be recalled or corrected, or may be required to be recalled or corrected, and each Party upon receiving any such notice or upon any such discovery, shall cease and desist from further shipments of such Products in its possession or control until a decision has been made whether a recall or some other corrective action is necessary. The decision to initiate a recall or to take

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some other corrective action, if any, shall be made and implemented by Customer after consultation with Supplier. Supplier shall co-operate as reasonably required by Customer, having regard to all applicable laws and regulations.

            (b) Product Returns. Customer shall have the responsibility for handling customer returns of the Products. Supplier shall provide Customer with such assistance as Customer may reasonably need to handle such returns.

            (c) Supplier's Responsibility. To the extent that a recall or return results from, or arises out of, a failure of Supplier to manufacture and supply the Products in accordance with the Specifications and QSR, such recall or return shall be made at Supplier's cost and expense, and Supplier shall use its best efforts to replace the recalled or returned Products with new Products within sixty (60) days from the date that Customer definitively notifies Supplier about the recalled or returned Products. In the event that Supplier is unable to replace the recalled or returned Products within this sixty-day period, then Customer may request Supplier to reimburse Customer for the price that Customer paid to Supplier for manufacturing the affected Products. In all other circumstances, recalls, returns or other corrective actions shall be made at Customer's cost and expense.

      8.3 Complaints. In connection with any product complaints forwarded by Customer to Supplier, Supplier shall conduct all necessary reviews of records and testing of such Product and investigate such complaint, at no additional cost to Customer. To the extent such complaint is attributable to the failure of Supplier to manufacture and supply the Products in accordance with the Specifications and QSR, the Supplier will implement corrective action(s) to prevent reoccurrence of such Product complaint(s).

      8.4 FDA Cooperation. Customer shall own all documents related to the Products filed by Supplier with the FDA and Customer shall be entitled to make reference to all documents related to the Products and filed by Supplier with the FDA. Supplier shall not make use of any Specifications or FDA filings related to the Products except in connection with its performance under this Agreement. The provisions of this Section 8.4 shall survive the termination or expiration of this Agreement.

      8.5 Site Visits. Customer shall have the right to inspect Supplier's facilities, documentation and SOPs related to the Products upon request at reasonable times and in a manner so as to not unnecessarily interfere with the business of Supplier or result in the disclosure of any confidential information of Supplier or another customer of Supplier. Supplier shall notify Customer of any inspections by any governmental or regulatory authority.

      8.6 Legal and Regulatory Filings and Requests. Supplier and Customer shall cooperate and be diligent in responding to all requests for information from, and in making all required filings with, regulatory authorities having jurisdiction to make such requests or require such filings. Supplier shall obtain and comply in all material respects with all licenses, consents, permits and regulations that may from time to time be required by appropriate legal and regulatory authorities with respect the performance of its obligations hereunder. Seller agrees to maintain inspection and test documents that relate to work performed under this Agreement for a period of seven (7) years.

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      8.7   Mold Database. Within one month of the Effective Date, Supplier will, with the advice and consent of Customer, develop and maintain a mold database for each mold located at Supplier's place of business. The mold database will be updated by Supplier on a monthly basis and reviewed quarterly. The data to be reported will include without limitation, where applicable: mold up/down time; the main reasons for mold downtime and the necessary corrective actions to prevent the downtime from reoccurring; mold efficiency; cycle time; number of cycles; the estimated number of cycles remaining in a mold's life; the estimated number of cycles remaining before next major rebuild of a mold; a report of the predictive and preventative mold maintenance performed during the reporting period; the defect rating, as measured on a parts per million basis for the parts produced during the reporting period; and tool capacity and capacity utilization. The mold database shall be deemed the property of Supplier. Notwithstanding, Customer from time to time upon request during normal business hours have access to the mold data base for the purpose of examining and copying the information contained therein.

      8.8 Preventive Maintenance. Within one month of the Effective Date, Supplier will, with the advice and consent of Customer, establish a preventative maintenance program for Customer's molds and tooling. The relationship of Supplier to Customer's molds, tooling and other property of Customer in its possession is that of a bailee for hire. Notwithstanding the foregoing, Supplier will not be liable for normal wear and tear of Customer's molds, tooling and other property.

                                    ARTICLE 9
                         REPRESENTATIONS AND WARRANTIES

      9.1 General Representations and Warranties. Each Party represents and warrants to the other Party that:

            (a) such Party has full legal right, power and authority to execute, deliver and perform its obligations under this Agreement;

            (b) the execution, delivery and performance of this Agreement by such Party does not contravene or constitute a default under any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Party;

            (c) all licenses, consents, authorizations and approvals, if any, required for the execution, delivery and performance of this Agreement by such Party have been obtained and are in full force and effect and all conditions thereof have been complied with, and no other action by or with respect to, or filing with, any governmental authority or any other person is required in connection with the execution, delivery and performance of this Agreement by such Party; and

            (d) this Agreement constitutes a valid and binding agreement, enforceable against such Party in accordance with its terms.

      9.2 Representations and Warranties of Supplier. Supplier represents and warrants to Customer that:

            (a) Supplier has, subject to agreed lead times, available the capacity to manufacture Product in accordance with the forecast of requirements set forth in Schedule A attached hereto;

            (b) Supplier's actual resin raw material cost per pound for each resin in effect at the Effective Date is set forth in Schedule B, as evidenced by documentation delivered to Customer, and

            (c) Products supplied to Customer, pursuant to this Agreement (i) shall be free of any lien, charge, encumbrance and interest of any nature whatsoever of any third party, and that Supplier shall have good and marketable title thereto; (ii) conform with the Specifications; and (iii) shall be manufactured in accordance with QSR; provided, however Supplier is not responsible for defects occurring after delivery as a result of mishandling.

      9.3 Representations and Warranties of Customer. Customer represents and warrants to the Supplier that to the knowledge of Customer:

            (a) The Products detailed by the Specifications, as they exist at the Effective Date or as they may be amended from time to time hereunder will not infringe the rights of any third party; and

            (b) The trademarks, packaging, and designs it provides for Supplier's use hereunder will not infringe the rights of any third party.

      9.4 Disclaimer of Other Warranties. CUSTOMER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY STATED IN SECTIONS 9.1 AND 9.2 ABOVE, SUPPLIER MAKES NO REPRESENTATIONS OR WARRANTIES RELATED TO THE PRODUCTS OR OTHERWISE AND THAT THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. There are no oral promises, representations or warranties collateral to or affecting this Agreement.

      9.5 Debarred Persons. Supplier covenants that it will not in the performance of its obligations under this Agreement use the services of any Person debarred or suspended under 21 U.S.C. Section 335(a) or (b). Supplier represents that it does not currently have, and covenants that it will not hire, as an officer or an employee any Person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Food, Drug and Cosmetic Act.

      9.6 Survival. The representations, warranties and covenants contained in this Article 9 shall survive the expiration or termination of this Agreement.

                                   ARTICLE 10
                      OWNERSHIP, TRADEMARKS AND LIMITED USE

      10.1 Ownership of Intellectual Property. Title to, and ownership of, the Products and all of the Intellectual Property relating to the Products shall be the sole and exclusive property of Customer. Any improvements or modifications to the Products and/or the processes or methods for the manufacture of the Products and the Intellectual Property relating thereto that are discovered or developed by Supplier and/or Customer during the Term shall be owned solely by Customer. Supplier shall hold all such improvements and modifications in confidence for Customer's sole benefit in the development and/or the operation of manufacturing processes with respect to the Products. Supplier shall disclose to Customer and receive the approval of Customer with respect to all such improvements or modifications developed by Supplier. Supplier shall have no right or license to use any Intellectual Property relating to the Products at any time before, during or after the Term of this Agreement, except as necessary for the manufacture, processing, packaging and supply of the Products to Customer hereunder. To the extent that the manufacture of the Products by a third party using manufacturing processes, systems or methods used by Supplier to manufacture Products under this Agreement would infringe any Intellectual Property of Supplier, Supplier hereby grants to Customer and its designated contract manufacturers a non-exclusive, world-wide, royalty-free, non-revocable license under such Intellectual Property to make, use and sell Products, this license to survive termination of this Agreement.

      10.2 Reproduction of Trademarks. In connection with Supplier's performance of this Agreement, Customer hereby grants Supplier the right to reproduce and print on the Products Customer trademarks, trade dress and/or trade names of any such Products which Customer may designate in writing from time to time, in accordance with trademark usage guidelines set forth in the Specifications or otherwise provided by Customer. Samples of all such uses of such trademarks and/or trade names on any Products or Products packaging shall be submitted to Customer for its written approval prior to production. The permission granted herein is restricted to the Products supplied under this Agreement and extends only for the Term of this Agreement.

      10.3 Supplier's Limited Rights to Use. Nothing set forth in this Agreement shall be construed to grant to Supplier any title, right or interest in or to any Intellectual Property owned by Customer, or any of its Affiliates, or to which Customer, or any of its Affiliates, may have rights. Supplier's use of such Intellectual Property shall be limited exclusively to its performance of this Agreement. Any other use of such Intellectual Property shall constitute an infringement thereof and/or violation of Customer's rights.

      10.4 Supplier's Manufacture of Other Products. Any technology or information owned by Customer or provided by Customer to Supplier in connection with this Agreement shall not be used by Supplier in the manufacture of any product other than the Products or disclosed or made available to any customers of Supplier or other third parties. All such information shall be deemed Confidential Information subject to the provisions of Section 11 hereof. It is further agreed that Supplier shall in no event manufacture or package any private label versions of products competitive with Customer's Products for itself or for other customers during the Term of this Agreement and for a period of two (2) years after the later of the expiration or termination of the Term of this Agreement.

                                   ARTICLE 11
                                 CONFIDENTIALITY

      11.1 Confidentiality. The parties recognize that the Confidential Information of one another and any and all of their Affiliates constitutes valuable confidential and proprietary information. Accordingly, the parties agree, on their own behalf and on behalf of any Affiliates with whom they share such confidential information, that they shall, during the term of this Agreement and for a period of five (5) years after the termination or expiration hereof for any reason, hold in confidence all Confidential Information of the other party and its Affiliates (including the existence of this Agreement and the terms hereof) and not use the same for any purpose other than as set forth in this Agreement nor disclose the same to any other Person except to the extent that it is necessary for a party to enforce its rights under this Agreement or if required by law or any governmental authority (including, without limitation, any stock exchange upon which a party's shares or other equity securities may be traded); provided, however, if a party shall be required by law to disclose any such Confidential Information to any other Person, such party shall give prompt written notice thereof to the other party and shall minimize such disclosure to the amount required. The parties acknowledge that violation of this Section 11.1 could cause the other party irreparable harm. Data and other information created or discovered prior to or during the term of this Agreement relating to the Product and/or the processes or methods for the manufacture of the Products whether created or discovered solely by Customer or Supplier or jointly by the parties shall, for purposes of this Agreement, be deemed Confidential Information solely owned by Customer and furnished by Customer to Supplier hereunder.

      11.2 Exception. The obligations of a party under Section 11.1 shall not apply to any information which (a) at the time of disclosure, is generally known to the public, (b) after disclosure, becomes part of the public knowledge (by publication or otherwise) other than by breach of this Agreement by the receiving party, (c) the receiving party can verify by written documentation was in its possession at the time of disclosure and which was not obtained, directly or indirectly, from the other party or any Affiliate thereof, (d) the receiving party can verify by written documentation results from research and development by the receiving party or any Affiliate thereof independent of disclosures by the other party or any Affiliate thereof or (e) the receiving party can prove was obtained from any Person who had the legal right to disclose such information, provided that such information was not obtained to the knowledge of the receiving party or any Affiliate thereof by such Person, directly or indirectly, from the other party or any Affiliate thereof on a confidential basis.

      11.3 Further Exception. Notwithstanding the foregoing, a party may disclose Confidential Information of the other party (a) to its attorneys, accountants and other professional advisors under an obligation of confidentiality to the other party, (b) to banks or other financial institutions or venture capital sources for the purpose of raising capital or borrowing money or maintaining compliance with agreements, arrangements and understandings relating thereto, and (c) to any Person who proposes to purchase or otherwise succeed (by merger, operation of law or otherwise) to all of a party's right, title and interest in, to and under this Agreement, if such Person agrees to maintain the confidentiality of such Confidential Information pursuant to a written agreement in form and substance reasonably satisfactory to the parties. The standard of care required to be observed hereunder shall be not less than the degree of care which a party uses to protect its own information of a confidential nature.

      11.4 Non-Use of Names. Neither party shall use the name of the other party nor the name of any of Affiliates or employees of such other party, nor any adaptation thereof, in any advertising, promotional or sales literature without the prior written consent of such other party in each case, which consent shall not be unreasonably withheld or delayed.

                                   ARTICLE 12
                                   ARBITRATION

      12.1 Arbitration. Except as expressly provided herein, any dispute, controversy, or claim arising out of or relating to this Agreement, its validity, construction or enforceability or the breach of any of the terms or provisions hereof shall be settled by arbitration under the American Arbitration Association by one arbitrator selected as provided in the rules. Any arbitration proceeding commenced by either party shall be held in Hartford, Connecticut. The decision of the arbitrator shall be final and binding upon the parties and judgment upon the decision by the arbitrator may be entered in any court of competent jurisdiction, and execution may be had thereon. Pending the decision of the arbitrator, the parties shall continue to perform their obligations hereunder to the extent not in dispute and no default hereunder shall be deemed to occur until such decision is rendered. The expense of such arbitration, including, without limitation, attorneys' fees, shall be allocated between the parties as the arbitrator may decide and as the claims and interests of each party may prevail. Notwithstanding anything to the contrary contained in this
Section 12.1, any dispute, controversy or claim relating to actual or threatened unauthorized use or disclosure of any Confidential Information, or the validity, applicability, enforceability or infringement of any patent or intellectual property rights, shall not be required to be submitted to arbitration hereunder and shall be resolved by a court competent jurisdiction.

                                   ARTICLE 13
                                   INDEMNITIES

      13.1 Customer Indemnity. Customer shall indemnify, defend and hold Supplier, each Affiliate of Supplier and the officers, directors and employees thereof (each a "Supplier Indemnified Party") harmless from and against any and all Losses that may be incurred by any Supplier Indemnified Party arising out of any

            (a) actual or alleged damage to property or injury or death occurring to any Person arising out of possession or use by any Person of any Product except to the extent that such damage, injury or death was caused by the failure of Supplier to manufacture and supply the Products in accordance with the Specifications and QSR;

            (b) claim, action or proceeding brought by any governmental or regulatory authority except to the extent that such claim, action or proceeding arose as a result of the failure of Supplier to manufacture and supply the Products in accordance with the Specifications and QSR; or

            (c) breach by Customer of any of its obligations, representations or warranties under this Agreement, including a breach which results in a recall of any Products
                                       15
except to the extent that any such Losses are due to the gross negligence or intentional misconduct of a Supplier Indemnified Party.

      13.2 Supplier Indemnity. Supplier shall indemnify, defend and hold Customer, each Affiliate of Customer and the officers, directors and employees thereof (each a "Customer Indemnified Party") harmless from and against any and all Losses that may be incurred by any Customer Indemnified Party arising out of any

            (a) actual or alleged damage to property or injury or death occurring to any Person arising out of possession or use by any Person of any Product to the extent that such damage, injury or death was caused by the failure of Supplier to manufacture the Products in accordance with the Specifications and QSR, regardless of whether such failure is attributable to Supplier or to a third party to which Supplier subcontracted some or all of its manufacturing responsibilities hereunder after having obtained the prior written consent of Customer in accordance with Section 14.1 hereof;

            (b) claim, action or proceeding brought by any governmental or regulatory authority arising as a result of the failure of Supplier to manufacture and supply the Products in accordance with the Specifications and QSR;

            (c) or breach by Supplier of any of its obligations, representations, warranties or covenants under this Agreement, including a breach which results in a recall of any Products except to the extent that any such Losses are due to the gross negligence or intentional misconduct of a Customer Indemnified Party.

      13.3 Procedure. Any Person that may be entitled to indemnification under this Agreement (an "Indemnified Party") shall give written notice to the Person obligated to indemnify it (an "Indemnifying Party") with reasonable promptness upon becoming aware of any claim or other facts upon which a claim for indemnification will be based; the notice shall set forth such information with respect thereto as is then reasonably available to the Indemnified Party. The Indemnifying Party shall have the right to undertake the defense of any such claim asserted by a third party with counsel reasonably satisfactory to the Indemnified Party and the Indemnified Party shall cooperate in such defense and make available all records, materials and witnesses reasonably requested by the Indemnifying Party in connection therewith at the Indemnifying Party's expense. If the Indemnifying Party shall have assumed the defense of the claim with counsel reasonably satisfactory to the Indemnified Party, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses (other than for reasonable costs of investigation) subsequently incurred by the Indemnified Party in connection with the defense thereof. The Indemnifying Party shall not be liable for any claim settled without its consent, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall obtain the written consent of the Indemnified Party prior to ceasing to defend, settling or otherwise disposing of any claim. In no event shall Supplier institute, settle or otherwise resolve any claim or potential claim, action or proceeding relating to any Product or any trademarks or other intellectual property rights of Customer without the prior written consent of Customer. The indemnification obligations set forth in this Article 13 shall survive the expiration or termination of this Agreement.

      13.4 Limitation on Losses. Notwithstanding anything to the contrary contained herein, each Party shall be liable only for direct and actual damages to the other, and shall not be liable for any special consequential (including without limitation lost profits), indirect, incidental or punitive damages; provided, that nothing contained herein shall limit Supplier's or Customer's obligation fully to indemnify the other Party under Article 13 for actions brought by third parties, even if such actions include claims by third parties for special, consequential, indirect, incidental or punitive damages.

                                   ARTICLE 14
                                  MISCELLANEOUS

      14.1 Assignment. Neither Party shall assign this Agreement in whole or in part without prior written consent of the other party; except that either party without prior written consent of the other party may assign this Agreement in connection with the sale or other disposition of all or substantially all of its business and assets related to this Agreement. Supplier shall not delegate, transfer, convey, assign, subcontract or pledge any of its rights or obligations under this Agreement to any other person, firm, or corporation without the prior written consent of Customer which consent will not be unreasonably withheld or delayed.

      14.2 Supplier's Insurance. Supplier shall acquire and maintain at its sole cost and expense (i) statutory workers' compensation insurance and employer's liability insurance, (ii) all risk coverage for physical loss or damage to materials and Products while at the facility or under its control and
(iii) product liability, bodily injury and property damage insurance (with a broad form vendor's endorsement naming Customer, its subsidiaries and affiliated companies and the officers, directors, employees and agents thereof, as well as its authorized distributors and customers as additional insureds) with a combined single limit of not less than $5,000,000. Supplier shall require its subcontractors, to the extent approved hereunder, to provide the aforementioned coverages, and any deficiencies in the coverages or policy limits of said subcontractors will be the sole responsibility of Supplier. Supplier shall submit certificates of such insurance to Customer (which shall include an agreement by the insurer not to cancel such coverage except upon thirty (30) days prior written notice to Customer) for its approval before commencing performance of this Agreement. Supplier shall maintain such insurance coverage in effect for Customer's benefit throughout the Term of this Agreement and for a period of one (1) year from the date of the last delivery of Products to Customer hereunder. In case of Supplier's failure to furnish such certificates of insurance or cancellation of any required insurance, Customer shall notify Supplier of such failure and shall allow Supplier a period of ten (10) days to furnish such certificates. If such certificates are not furnished within ten
(10) days of Supplier's receipt of such notice, Customer may, at its option, immediately terminate this Agreement and the effect of such termination will be as if there had been a termination by Customer pursuant to 7.3(a) or (b).

      14.3 Force Majeure. No Party shall be liable for delay or failure in the performance of any of its obligations under this Agreement if and to the extent such delay or failure is due to circumstances beyond the reasonable control of such Party, including but not limited to fires, floods, explosions, accidents, embargoes, disruptions in transportation, acts of God, war, riot, strike, lockout or other concerted acts of workers, acts of government and shortages of materials; provided, however, that the Party claiming that "force majeure" has affected its performance shall give timely notice to the other Party of becoming aware of the occurrence of force majeure, giving full particulars of the cause or event and the date of first occurrence thereof. The Party claiming "force majeure" shall use commercially reasonable efforts to eliminate or prevent the cause so as to continue performing its obligations under this Agreement.

      14.4 No Waiver. The failure of either Party to terminate this Agreement by reason of the breach of any of its provisions by the other Party, or the failure to exercise any other rights or remedies under this Agreement, will not be construed as a waiver of the rights or remedies available for any subsequent breach of the terms and provisions of this Agreement.

      14.5 Governing Law. This Agreement, its interpretation and effect shall be governed by and construed under the laws of the State of Delaware excluding conflict of laws principles. Each party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the courts located in the State of Delaware and any courts of appeal therefrom, and waives any objection (on the grounds of lack of jurisdiction, or forum non conveniens or otherwise) to the exercise of such jurisdiction over it by any such courts.

      14.6 Independent Contractors. The relationship of the Parties created hereby is that of independent contractors and neither Party shall have any right or authority to create or assume any obligation of any kind on behalf of the other.

      14.7 Notices. All notices, requests, consents, waivers, elections and other communications between the parties hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile, shipped by overnight courier service with receipt requested, or mailed by certified mail, return receipt requested, to the party to be notified as follows:

   (a) If to Supplier:

                Vaupell, Inc.
                15 West Street
                West Hatfield, MA 01088

   (b) If to Customer:

                MannKind Corporation
                1 Casper Street
                Danbury, CT 06810

unless and until notice of another or different address shall be given as provided herein. All such notices, requests, consents, waivers, elections and other communications shall be effective upon delivery and receipt as aforesaid.

      14.8 Severability. The provisions of this Agreement are severable, and the invalidity of any provision shall not affect; the validity of any other provision.

      14.9 Expenses. Unless otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party that shall have incurred the same and the other party shall have no liability relating thereto.

      14.10 Entire Agreement. In the event any purchase order, confirmation, bill of lading, warehouse receipt or other document contains terms that are inconsistent or conflict with the terms of this Agreement or contains terms in addition to the terms of this Agreement, such inconsistent, conflicting and additional terms shall be of no force or effect and the terms of this Agreement shall in all events constitute the entire agreement of the parties. Except for any confidentiality agreement between the Parties which shall remain in effect in accordance with its terms with respect to information disclosed prior to the Effective Date, this Agreement, the Exhibits hereto attached, and the Quality Vendor Agreement between the parties of even date herewith sets forth the entire understanding of the Parties with respect to the subject matter hereof and will not be modified without written consent of both Parties. This Agreement, the Exhibits and Quality Vendor Agreement and all of the rights and obligations of the Parties hereunder, shall be binding upon and will inure to the benefit of and be enforceable by the Parties hereto, their respective successors and assigns.

            IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement, effective as of the date first above written.

                                        VAUPELL, INC.

                                        By:    /s/ JOSEPH JAHN
                                            ---------------------------------
                                        Name:  Joseph Jahn
                                             --------------------------------
                                        Title: President and CEO
                                              -------------------------------

                                        MANNKIND CORPORATION

                                        By:    /s/ PER FOG
                                            ---------------------------------
                                        Name:  Per Fog
                                             --------------------------------
                                        Title: Senior Vice President
                                              -------------------------------

         SUPPLY AGREEMENT BETWEEN VAUPELL INC. AND MANNKIND CORPORATION

SCHEDULE A- PRODUCTS

[***...***] are comprised of the following parts:

 MKC                              Sub-
Stock                          Component       Vaupell Mold
 No.      Part Description      Part No.             #              Supplier
--------------------------------------------------------------------------------
[***...
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        ...***]

                                              * CONFIDENTIAL TREATMENT REQUESTED

         SUPPLY AGREEMENT BETWEEN VAUPELL INC. AND MANNKIND CORPORATION

SCHEDULE A- PRODUCTS

[***...***] are comprised of the following parts:

 MKC                                  Sub-
Stock                              Component         Vaupell
  No.        Part Description       Part No.         Mold No.      Supplier
--------------------------------------------------------------------------------
[***...
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     ...***]
--------------------------------------------------------------------------------

[***...***]

 MKC                                            Vaupell
Stock                                            Mold                     Mold
k No.       MKC Description     Product Code      No.     Supplier    Cavitation
--------------------------------------------------------------------------------
[***...
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     ...***]
--------------------------------------------------------------------------------

                                              * CONFIDENTIAL TREATMENT REQUESTED

         SUPPLY AGREEMENT BETWEEN VAUPELL INC. AND MANNKIND CORPORATION

-----------------------------------------------------------------------------
[***...                                                                ...***]
-----------------------------------------------------------------------------

                               SCHEDULE A - PRICES

      [***...***] as described on Schedule A and referenced in [***...***]

-----------------------------------------------------------------------------
    [***...
-----------------------------------------------------------------------------
                                                                       ...***]
-----------------------------------------------------------------------------

      [***...***] as described on Schedule A and referenced in [***...***]

-----------------------------------------------------------------------------
    [***...
-----------------------------------------------------------------------------
                                                                       ...***]
-----------------------------------------------------------------------------

[***...***]

-----------------------------------------------------------------------------
    [***...
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                       ...***]
-----------------------------------------------------------------------------

[***...***]

-----------------------------------------------------------------------------
                              [***...
-----------------------------------------------------------------------------
                                                                   ...***]
-----------------------------------------------------------------------------

                                              * CONFIDENTIAL TREATMENT REQUESTED

         SUPPLY AGREEMENT BETWEEN VAUPELL INC. AND MANNKIND CORPORATION

SCHEDULE B - RESIN PRICES

                   [TO BE PROVIDED SEPARATELY BY THE PARTIES]